CỘNG HOÀ XÃ HỘI CHỦ NGHĨA VIỆT NAM

Độc lập – Tự do – Hạnh phúc

SOCIALIST REPUBLIC OF VIETNAM

Independence - Freedom - Happiness

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HỢP ĐỒNG CHUYỂN NHƯỢNG VỐN GÓP

TRANSFER OF CAPITAL CONTRIBUTION AGREEMENT

Số: 01/2022/HĐCN

Hôm nay, ngày 25/tháng 02/2022, tại trụ sở CÔNG TY TNHH THƯƠNG MẠI DREAM SPACE. Chúng tôi gồm:

Today, on 25/February /2022, at the headquarters of DREAM SPACE TRADING CO., LTD. We include:

BÊN CHUYỂN NHƯỢNG / TRANSFER

Họ tên/ Full name: Mai Anh Tuấn

Ngày sinh/DOB: 17/10/1981

CMND số/ID number: 036081000171

Ngày cấp: 10/04/2017

Nơi cấp: Cục cảnh sát ĐKQL cư trú và DLQG về dân cư

Date of issue: April 10, 2017

Place of issue: Police Department of Registration of Residence Management and National Tourism Administration of Population

Đia chỉ thường trú: Tổ 14A, Xóm Đình, Thịnh Liệt, Hoàng Mai, Hà Nội, Việt Nam

Permanent address: Group 14A, Hamlet Dinh, Thinh Liet, Hoang Mai, Hanoi, Vietnam

(Sau đây gọi tắt là “Bên A”)(hereinafter referred to as “Party A”)

BÊN NHẬN CHUYỂN NHƯỢNG / TRANSFER

Tên doanh nghiệp/ Business name: PUSH DELIVERY PTE. LTD.

Giấy chứng nhận đăng ký kinh doanh số/

Business registration certificate number: 202200951C

Cơ quan cấp/ Issuing authority: Accounting and corporate regulatory authority (ACRA)

Ngày cấp/ Issue date: 07/1/2022

Người đại diện pháp luật/ Legal representative: Dennis LUAN THUC Nguyen

Chức danh: Giám đốc / Position: Director

Địa chỉ trụ sở: 137 Market Street, Grace Global, Raffles, Singapore (048943)

Head office: 137 Market Street, Grace Global, Raffles, Singapore (048943)

(Sau đây gọi tắt là “Bên B”)/ (hereinafter referred to as “Party B”)

Xét rằng/ Whereas:

-	Bên A là thành viên hiện đang sở hữu 100% vốn điều lệ của Công ty TNHH THƯƠNG MẠI DREAM SPACE;/ Party A is a member that currently owns 100% of the charter capital of DREAM SPACE TRADING CO., LTD;
-	Bên A có nhu cầu chuyển nhượng toàn bộ 100% tổng vốn điều lệ nói trên;/ Party A wishes to transfer all of the above 100% of the total charter capital;
-	Bên B có nhu cầu nhận chuyển nhượng toàn bộ số vốn của Bên A tại Công ty TNHH THƯƠNG MẠI DREAM SPACE;/ Party B wants to receive and transfer all of Party A's capital at DREAM SPACE TRADING CO., LTD;

Nay do vậy, hai bên cùng thống nhất ký kết hợp đồng với những điều kiện và điều khoản sau:

Therefore, the two parties have agreed to sign the contract with the following terms and conditions:

Điều 1: Nội dung chuyển nhượng / Article 1: Contents of transfer

Bên A đồng ý chuyển nhượng cho Bên B và Bên B đồng ý nhận chuyển nhượng 100% vốn điều lệ, các lợi ích kèm theo của Bên A tại Công ty TNHH THƯƠNG MẠI DREAM SPACE.

Party A agrees to transfer to Party B and Party B agrees to receive 100% of the charter capital and the attached benefits of Party A at DREAM SPACE TRADING CO., LTD.

Điều 2: Phần vốn chuyển nhượng, giá trị chuyển nhượng, phương thức thanh toán

Article 2: Transferred capital, transfer value, payment method

2.1	Phần vốn chuyển nhượng: 500,000,000 đồng (Năm trăm triệu đồng)

Transferred capital: 500,000,000 VND (Five hundred million VND)

2.2	Giá trị chuyển nhượng: 2,300,000 đồng (Hai triệu ba trăm nghìn đồng)

Transfer value: 2,300,000 VND (Two million three hundred thousand VND)

2.3	Hình thức thanh toán: Toàn bộ số tiền nói trên sẽ được chuyển vào tài khoản do Bên A chỉ định

Payment method: The entire amount mentioned above in Section 2.2 will be transferred to the account designated by Party A

Điều 3: Quyền và nghĩa vụ của Bên A/ Article 3: Rights and obligations of Party A

3.1	Cam kết phần sở hữu tại Công ty TNHH THƯƠNG MẠI DREAM SPACE thuộc quyền sở hữu hợp pháp của Bên A;/ Commitment to ownership in DREAM SPACE TRADING CO., LTD is under the legal ownership of Party A;
3.2	Trường hợp Bên A bị khởi kiện bởi tổ chức, cá nhân và/hoặc bị xử lý hành chính bởi cơ quan nhà nước có thẩm quyền liên quan đến các khoản nợ và công việc trước thời điểm chuyển nhượng phần sở hữu thì Bên A bằng chí phí của mình làm việc, giải quyết và thanh toán trực tiếp với cá nhân tổ chức đó;/ In case Party A is sued by an organization, individual and/or administratively handled by a competent state agency related to debts and affairs before the time of transferring the ownership, Party A with their own expenses to work, settle and pay directly with that individual or organization;
3.3	Ngay sau khi ký hợp đồng này Bên A có nghĩa vụ làm thủ tục chuyển nhượng toàn bộ phần sở hữu của Bên A tại Công ty TNHH THƯƠNG MẠI DREAM SPACE cho Bên B theo đúng quy định của pháp luật./ Immediately after signing this contract, Party A is obliged to carry out the procedures to transfer the entire ownership of Party A at DREAM SPACE TRADING CO., LTD to Party B in accordance with the law.
3.4	Không được tiết lộ các thông tin bí mật của doanh nghiệp, các bí quyết kinh doanh của doanh nghiệp cho bất cứ cá nhân và tổ chức khác ngoài Bên B./ Not to disclose confidential information of the enterprise, business secrets of the enterprise to any other individuals and organizations other than Party B.
3.5	Bên A có nghĩa vụ cùng phối hợp với Bên B để ký kết các giấy tờ cần thiết để hoàn tất việc thay đổi trên Giấy chứng nhận đăng ký doanh nghiệp tại cơ quan Nhà nước có thẩm quyền./ Party A is obliged to cooperate with Party B to sign the necessary documents to complete the change on the Business Registration Certificate at the competent State agency.
3.6	Bên A được nhận tiền theo quy định tại Điều 2 của hợp đồng này./ Party A is entitled to receive money according to the provisions of Article 2 of this contract.
3.7	Ngay sau khi ký kết hợp đồng này, người đại diện pháp luật của Bên A hiện tại là ông Seo Jun Ho (một người Hàn Quốc có số hộ chiếu là M64940997) sẽ được thay thế bởi bà Nguyễn Thị Trung Anh (một người Việt Nam có số CCCD là 001196011993) /At the signing of this contract, the legal representative of Party A, Seo Jun Ho (a Korean national with a ID number of M64940997) shall resign and be replaced by Nguyen Thi Trung Anh (a Vietnamese national with an ID number of 001196011993).

Điều 4: Quyền và nghĩa vụ của Bên B/ Article 4: Rights and obligations of Party B

4.1	Bên B được hưởng quyền và nghĩa vụ của chủ sở hữu đối với Công ty TNHH THƯƠNG MẠI DREAM SPACE ngay sau khi được Bên A hoàn thành thủ tục chuyển nhượng./ Party B enjoys the rights and obligations of the owner to DREAM SPACE TRADING CO., LTD right after Party A completes the transfer procedure.
4.2	Bên B có nghĩa vụ thanh toán đầy đủ số tiền là 2,300,000 VND (Hai triệu ba trăm nghìn đồng) cho Bên A theo quy định tại điều 2 của hợp đồng này./ Party B is obliged to pay the full amount is 2,300,000 VND (Two million three hundred thousand VND) to Party A according to the provisions of article 2 of this contract.
4.3	Phối hợp chặt chẽ với Bên A để hoàn tất các thủ tục liên quan đến việc chuyển nhượng phần sở hữu và thay đổi nội dung Giấy chứng nhận đăng ký kinh doanh./ Work closely with Party A to complete the procedures related to the transfer of ownership and change the content of the Business Registration Certificate.

Điều 5: Luật Điều chỉnh và quyền tài phán/ Article 5: GOVERNING LAW AND JURISDICTION

Hợp Đồng Chuyển Nhượng này được điều chỉnh bởi và được giải thích theo pháp luật Việt Nam. Trong trường hợp có bất kỳ tranh chấp nào, các bên sẽ cố gắng giải quyết tranh chấp thông qua thương lượng và hòa giải. Trong trường hợp không đạt được một thỏa thuận về việc giải quyết tranh chấp thì trong vòng ba mươi (30) ngày kể từ ngày phát sinh tranh chấp, một trong các bên có thể đưa tranh chấp ra giải quyết tại Tòa Án Việt Nam có thẩm quyền.

This Transfer Agreement is governed by and construed in accordance with the laws of Vietnam. In the event of any dispute, the parties will try to resolve the dispute through negotiation and mediation. In the case of failure to reach an agreement on the settlement of the dispute, within thirty (30) days from the date of the arising of the dispute, one of the parties can bring the dispute to a Vietnamese Court.

Điều 6: Cam kết và Bảo đảm/ ARTICLE 6. COMMITMENTS AND WARRANTY

Bên A cam kết và bảo đảm một cách vô điều kiện và không huỷ ngang với Bên B rằng:

Party A commits and guarantees unconditionally and irrevocably to Party B that:

(a)	Theo các điều khoản của Hợp Đồng này, Bên A sẽ chuyển nhượng và Bên B sẽ nhận phần vốn chuyển nhượng mà không có bất kỳ một khiếu nại nào và với tất cả các quyền lợi đính kèm hoặc phát sinh theo đó;/Under the terms of this Agreement, Party A will assign and Party B will receive the transferred capital without any claim and with all rights attached or arising whereby;
(b)	Bên A sẽ không còn bất kỳ quyền lợi hay lợi ích dưới bất kỳ hình thức nào đối với phần vốn được Chuyển Nhượng nữa và sẽ không sử dụng phần vốn được Chuyển Nhượng kiếm lợi dưới bất kỳ hình thức nào; / Party A will no longer have any rights or interests in any form for the transferred capital anymore and will not use the Transferred capital for profit in any form;
(c)	Không tồn tại bất kỳ nghĩa vụ hoặc thế chấp nào hoặc Bên A không tạo nên hoặc thỏa thuận tạo nên bất kỳ nghĩa vụ hoặc thế chấp nào đối với toàn bộ hoặc một phần của phần vốn được Chuyển Nhượng; / Does not exist any obligation or mortgage or Party A does not create or agree to create any obligation or mortgage for the whole or a part of the Transferred capital;
(d)	Tài liệu và thông tin do Bên Chuyển Nhượng cung cấp theo qui định tại Hợp đồng này là đầy đủ, chính xác, đúng đắn;/ Documents and information provided by Party A in accordance with this Agreement are complete, accurate and correct;
(e)	Ngoại trừ khoản tiền phải thanh toán như quy định tại Điều 2 của Hợp đồng này, việc chuyển nhượng phần vốn góp sẽ không làm phát sinh bất kỳ chi phí nào cho Bên B./ Except for the amount payable as specified in Article 2 of this Agreement, the transfer will not incur any costs for Party B.

Hợp đồng này có hiệu lực kể từ ngày ký. / This contract takes effect from the date of signing.

Hợp đồng này được lập thành bốn (04) bản gốc có giá trị pháp lý như nhau, mỗi Bên giữ một (01) bản , một bản được lưu tại trụ sở Công ty và một bản gửi Cơ quan có thẩm quyền để thực hiện thay đổi. / This Contract is made in four (04) originals with equal legal validity, each Party keeps one (01) copy, one is kept at the Company's head office and one is sent to the Competent Authority.

ĐIỀU 7. CÁC ĐIỀU KHOẢN CHUNG

ARTICLE 7. GENERAL TERMS

7.1.	Bên A và Bên B, sau và cũng như trước khi và ngay khi ký kết Hợp Đồng Chuyển Nhượng này, sẽ tiến hành tất cả các công việc cần thiết để thực hiện các điều khoản của Hợp Đồng Chuyển Nhượng này./ Party A and Party B, after and as well as before and right after signing this Agreement, will carry out all the necessary works to perform the terms of this Agreement.
7.2.	Hợp Đồng Chuyển Nhượng này tạo nên toàn bộ thỏa thuận giữa các bên có liên quan đến các vấn đề của Hợp Đồng Chuyển Nhượng này và thay thế tất cả các thảo luận, đàm phán, thỏa thuận, ghi nhớ và hợp đồng trước đây giữa các bên (cho dù là bằng miệng hay bằng văn bản)./ This Agreement constitutes the entire agreement between the parties relating to the matters of this Agreement and supersedes all discussions, negotiations, agreements, memorandums and previous contracts between parties (whether oral or written).
7.3.	Bất kỳ một sự sửa đổi hay điều chỉnh hay bổ sung nào đối với Hợp Đồng Chuyển Nhượng này chỉ có hiệu lực khi được làm bằng văn bản và có chữ ký của cả hai bên./ Any amendment, modification or modification to this Agreement is valid only when made in writing and signed by both parties.
7.4.	Hợp Đồng Chuyển Nhượng này có hiệu lực vào ngày ký hoặc vào ngày mà Bên A thực hiện đầy đủ các thủ tục theo quy định của pháp luật để đảm bảo việc chuyển nhượng theo quy định tại Hợp Đồng Chuyển Nhượng là hợp pháp, tùy theo điều kiện nào đến sau./ This Agreement takes effect on the date of signing or on the date that Party A completes the procedures as prescribed by law to ensure that the assignment as specified in the Agreement is legal, depending on whichever comes later.
7.5.	Hợp Đồng Chuyển Nhượng này được lập thành bốn (02) bản chính có giá trị pháp lý ngang nhau, mỗi bên giữ một (01) bản./ This Agreement is made into four (02) originals with equal legal validity, each party keeps one (01) copy.

1

Hai bên đã đọc, hiểu và đồng ý ký kết Hợp đồng Chuyển Nhượng này vào ngày nêu trên.

The two parties have read, understood and agreed to sign this Agreement on the above date.

ĐẠI DIỆN CHO BÊN A FOR AND ON BEHALF OF PARTY A MAI ANH TUẤN	ĐẠI DIỆN CHO BÊN B FOR AND ON BEHALF OF PARTY B DENNIS LUAN THUC NGUYEN Thay mặt và Đại diện cho/ On behalf of PUSH DELIVERY PTE, LTD.

XÁC NHẬN CỦA CÔNG TY/

CERTIFICATION OF THE COMPANY

Giám đốc/Director

SEO JUN HO